Exhibit 99.1 Encore Capital Group, Inc. Q4 AND FULL-YEAR 2018 EARNINGS CALL

CAUTIONARY NOTE ABOUT FORWARD-LOOKING STATEMENTS The statements in this presentation that are not achievements of the Company and its subsidiaries historical facts, including, most importantly, those to be materially different from any future results, statements preceded by, or that include, the words performance or achievements expressed or implied “will,” “may,” “believe,” “projects,” “expects,” by such forward-looking statements. These risks, “anticipates” or the negation thereof, or similar uncertainties and other factors are discussed in the expressions, constitute “forward-looking reports filed by the Company with the Securities statements” within the meaning of the Private and Exchange Commission, including its most Securities Litigation Reform Act of 1995 (the recent reports on Form 10-K and Form 10-Q, as “Reform Act”). These statements may include, but they may be amended from time to time. The are not limited to, statements regarding our future Company disclaims any intent or obligation to operating results, earnings per share, and update these forward-looking statements. growth. For all “forward-looking statements,” the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act. Such forward-looking statements involve risks, uncertainties and other factors which may cause actual results, performance or 2

2018 ACCOMPLISHMENTS U.S. Portfolio Purchases Global Collections Global Revenue1 $638M $1.97B $1.36B up 19% up 11% up 15% Record Record Record GAAP EPS2 GAAP Net Income2 Economic EPS3 Adjusted Income3 $4.06 $116M $4.98 $142M up 28% up 39% up 23% up 34% Record Record Record Record Completed acquisition of the remaining interest in Cabot 1) Total Revenue, adjusted by net allowances and allowance reversals 2) From continuing operations attributable to Encore 3) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 3

WE GREW COLLECTIONS IN THE U.S. BY 11% IN 2018 TO A RECORD $1.22 BILLION Encore’s U.S. Operations  U.S. collections grew by 15% in Encore U.S. Collections by Channel the quarter compared to Q4 2017 Call Center & Digital Legal Collections Collection Agencies  U.S. call center & digital collections grew by 25% in the $M year versus 2017 and by 25% in 300 1% the quarter versus Q4 2017 2%  44% Consumer-centric approach and 200 48% increased productivity are driving a higher proportion of call center & $M digital collections compared to 100 54% legal collections 50%  Operational innovation, including 0 2018 2017 2018 2017 2018 2017 2018 digital collections and speech 2017 analytics, continues to drive strong collections Q1 Q2 Q3 Q4 4

WE INCREASED CAPITAL DEPLOYMENTS IN THE U.S. MARKET BY 19% TO A RECORD $638M Encore’s U.S. Deployments Encore U.S. Cumulative Deployments  We continue to capitalize on a favorable purchasing environment 2017 Cumulative U.S. Deployments 2018 Cumulative U.S. Deployments in the U.S. that provides attractive 700 returns 600  We have already secured approximately $480M of forward 500 flow commitments for 2019 400  $M We expect to continue to grow 300 deployments 200  Nearly all of our portfolio 100 purchases in 2018 were comprised 0 of fresh paper Q1 Q2 Q3 Q4 5

U.S. REVOLVING CONSUMER DEBT REACHED ANOTHER ALL-TIME HIGH LEVEL IN DECEMBER 2018

U.S. Revolving Consumer Credit Outstanding[1]



$B
1100
1000
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800
700
600
500
400
300
200
100
0
1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

1) U.S. Federal Reserve revolving consumer credit, seasonally adjusted

6

WHEN THE U.S. UNEMPLOYMENT RATE BEGINS TO RISE, WE EXPECT TO SEE A FURTHER RISE IN CHARGE-OFFS U.S. Unemployment Rate1 vs. U.S. Credit Card Net Charge-Off Rate2 12% U.S. Unemployment Rate U.S. Credit Card Net Charge-Off Rate 10% 8% 6% 4% 2% Charge-off rate has been rising despite the continued decline in the unemployment rate 0% Initial 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011Projections 2012 2013 2014 2015 2016 2017 2018 1985Q1 1985Q4 1986Q3 1987Q2 1988Q1 1988Q4 1989Q3 1990Q2 1991Q1 1991Q4 1992Q3 1993Q2 1994Q1 1994Q4 1995Q3 1996Q2 1997Q1 1997Q4 1998Q3 1999Q2 2000Q1 2000Q4 2001Q3 2002Q2 2003Q1 2003Q4 2004Q3 2005Q2 2006Q1 2006Q4 2007Q3 2008Q2 2009Q1 2009Q4 2010Q3 2011Q2 2012Q1 2012Q4 2013Q3 2014Q2 2015Q1 2015Q4 2016Q3 2017Q2 2018Q1 2018Q4 1) U.S. Department of Labor, Bureau of Labor Statistics, seasonally adjusted 2) U.S. Federal Reserve credit card net charge-off rate Historically, a strong correlation has existed between charge-offs and unemployment 7

IN EUROPE, WE’RE SEEING AN ACTIVE MARKET WITH OPPORTUNITIES TO WIN BUSINESS AT ATTRACTIVE RETURNS European Market  We continued to see growth in the number of portfolio sales by banks in the fourth quarter, consisting of both spot market transactions and forward flow opportunities  Banks continue to improve their balance sheets through sales of charged- off receivables, encouraged by continuing regulatory and supervisory pressure  A growing pipeline of servicing opportunities is emerging, particularly in the U.K., as banks look to outsource more of their credit management needs  In the U.K., we anticipate a significant rise in consumer default rates, driven by the rise in consumer indebtedness 8

TRANSFORMATIONAL CABOT TRANSACTION PROVIDES US A LEADING PLATFORM IN EUROPE Encore’s European Business  We purchased $455M of portfolios in Encore European Collections by Channel 2018 with the majority in the U.K.  Collections from our European debt $M 635 purchasing business grew 15% in 2018 600  554 Overall European revenues grew 30% 494 in 2018, which included a full year of 500 476 Wescot servicing revenue 400 385  We expect to be even more selective in our investment decisions in Europe, as 300 well as allocate a higher proportion of capital to the attractive U.S. market in 200 2019  We expect to reduce Cabot’s leverage 100 as a result of our more selective 0 purchasing, focus on capital light 2014 2015 2016 2017 2018 servicing and operating efficiencies CollectionCall Center Sites & Digital Legal Collections Collection Agencies 9

Detailed Financial Discussion 10

ENCORE’S FOURTH QUARTER 2018 GAAP EPS WAS $1.50 GAAP EPS1 GAAP Net Income1 Economic EPS2 Adjusted Income2 $1.50 $47.0M $1.45 $45.5M Record Record Record Record 1) From continuing operations attributable to Encore 2) Please refer to Appendix for reconciliation of Economic EPS and Adjusted Income to GAAP 11

OUR ADJUSTED EBITDA REFLECTS OUR STRONG CASH GENERATION (in $000’s) Adjusted EBITDA + Collections applied to principal balance Encore Adjusted EBITDA(Trailing 12 --Months)Trailing 12-Months $1,250,000 $1,000,000 $750,000 $500,000 $250,000 $0 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 Adjusted EBITDA - TTM Collections applied to principal balance - TTM Note: See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 12

2018 DEPLOYMENTS REFLECT A RECORD YEAR OF PORTFOLIO PURCHASING IN THE U.S. Q4-2018 Deployments 2018 Deployments $M Europe Europe $106 $455 Other $7 Other $39 United States United States $134 $638 Total $247 Total $1,132 13

COLLECTIONS IN THE FOURTH QUARTER WERE UP 11%, REFLECTING GROWTH IN THE U.S. AND EUROPE Collections by Geography Collections by Channel Call Center & Digital Legal Collections Collection Agencies $M United States Europe Other $M 496 499 496 499 500 489 484 500 489 484 441 446 443 438 441 446 443 438 400 400 300 300 200 200 100 100 0 2018 2017 2018 2017 2018 2017 2018 0 2017 2017 2018 2017 2018 2017 2018 2017 2018 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 14

ENCORE’S ANNUAL GLOBAL COLLECTIONS GREW 11% AND REACHED AN ALL-TIME HIGH IN 2018 Collections by Geography $M 1,968 2,000 1,768 1,800 1,701 1,686 1,607 1,600 1,400 1,200 1,000 800 600 400 200 0 2014 2015 2016 2017 2018 United States Europe Other 15

Q4 GLOBAL REVENUE GROWTH OF 10% REFLECTS STRONG COLLECTIONS GROWTH IN THE UNITED STATES AND EUROPE Revenue1 by Geography $M 350 349 350 327 337 307 317 291 300 272 250 200 150 100 50 0 2017 2018 2017 2018 2017 2018 2017 2018 Q1 Q2 Q3 Q4 United States Europe Other 1) Net of allowances and allowance reversals 16

2018 GLOBAL REVENUE GROWTH OF 15%, TO A RECORD $1.36 BILLION, PRIMARILY REFLECTS OUR STRONG GROWTH IN EUROPE Revenue1 by Geography $M$M 1,400 1,362 1,187 1,200 1,130 1,043 1,029 1,000 800 600 400 200 0 2014 2015 2016 2017 2018 United States Europe Other 1) Net of Allowances and allowance reversals 17

ESTIMATED REMAINING COLLECTIONS GREW $209 MILLION IN THE LAST 12 MONTHS, TO $7.2 BILLION Total Estimated Remaining Collections 7,500 7,164 $M 6,955 6,000 5,711 5,840 5,203 4,500 3,000 1,500 0 December 2014 December 2015 December 2016 December 2017 December 2018 United States Europe Other 18

ENCORE REPORTED GAAP EPS OF $1.50 AND ECONOMIC EPS OF $1.45 IN THE FOURTH QUARTER OF 2018 Three Months Ended December 31, 2018 $1.75 $0.06 ($0.17) $0.13 $1.50 ($0.03) ($0.04) $1.50 $1.45 $1.45 $1.25 $1.00 No $0.75 shares deducted in $0.50 Q4 2018 $0.25 $0.00 GAAP net income per Convertible and Amortization of certain Acquisition, Net gain on fair value Income tax effect of Adjusted income per Adjusted income per diluted share from exchangeable notes acquired intangible integration and adjustments to the adjustments diluted share from diluted share from continuing operations non-cash interest and assets restructuring related contingent continuing operations continuing operations attributable to Encore issuance cost expenses considerations attributable to Encore attributable to Encore amortization - (Accounting)* - (Economic)* • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 19

ENCORE REPORTED GAAP EPS OF $4.06 AND ECONOMIC EPS OF $4.98 IN 2018 Twelve Months Ended December 31, 2018 $6.00 ($0.18) $0.29 $0.10 ($0.20) $0.33 ($0.32) $0.40 $4.98 $4.98 $5.00 $0.50 $4.06 $4.00 $3.00 No shares deducted $2.00 in 2018 $1.00 $0.00 GAAP net Convertible and Acquisition, Loss on Amortization of Expenses Adjustments Net gain on fair Income tax Adjusted Adjusted income per exchangeable integration and derivatives in certain acquired related to attributable to value effect of the income per income per diluted share notes non-cash restructuring connection with intangible withdrawn noncontrolling adjustments to adjustments diluted share diluted share from continuing interest and related the Cabot assets Cabot IPO interest contingent from continuing from continuing operations issuance cost expenses Transaction considerations operations operations attributable to amortization attributable to attributable to Encore Encore - Encore - (Accounting)* (Economic)* • Please refer to Appendix for reconciliation of Adjusted EPS / Economic EPS measurements to GAAP. 20

SUMMARY AND OUTLOOK  Encore’s 2018 results include records for cash collections, revenues and earnings  We deployed a record level of capital in the attractive U.S. market in 2018, and call center and digital collections were up 25% 2018  Summary In Europe, debt purchasing collections grew 15%, and revenues, including a full year of Wescot servicing, grew 30% in 2018  Transformational Cabot transaction positions us for leadership in U.K. purchasing and servicing, provides synergies across European and U.S. operations  In Europe, we expect debt purchasing collections to continue to grow, and we plan to continue to expand our capital-light servicing business  Outlook We expect a higher proportion of our capital deployments to occur in the U.S. in 2019 to take advantage of the market’s higher returns  We expect portfolios with higher multiples will be available in the U.S. market when the growth in credit card charge-offs accelerates 21

Q&A 22

Appendix 23

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Three Months Ended

	December 31,					
	2018			2017		
	$	Per Diluted Share – Accounting	Per Diluted Share – Economic	$	Per Diluted Share – Accounting	Per Diluted Share – Economic
GAAP net income from continuing operations attributable to Encore, as reported	$ 47,036	$ 1.50	$ 1.50	$ 12,681	$ 0.48	$ 0.48
Adjustments:						
Convertible and exchangeable notes non-cash interest and issuance cost amortization	4,072	0.13	0.13	3,126	0.12	0.12
Acquisition, integration and restructuring related expenses[1]	(5,179)	(0.17)	(0.17)	11,911	0.45	0.45
Net gain on fair value adjustments to contingent considerations[2]	(1,012)	(0.03)	(0.03)	(49)	0.00	0.00
Amortization of certain acquired intangible assets[3]	1,886	0.06	0.06	1,610	0.06	0.06
Expenses related to withdrawn Cabot IPO[4]	---	---	---	15,339	0.58	0.58
Income tax effect of the adjustments[5]	(1,316)	(0.04)	(0.04)	(4,183)	(0.16)	(0.16)
Adjustments attributable to noncontrolling interest[6]	---	---	---	(13,965)	(0.53)	(0.53)
Impact from tax reform[7]	---	---	---	1,182	0.05	0.05
Adjusted income from continuing operations attributable to Encore	$ 45,487	$ 1.45	$ 1.45	$ 27,652	$ 1.05	$ 1.05

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
3) As we continue to acquire debt solution service providers around the world, the acquired intangible assets, such as trade names and customer relationships, have grown substantially, particularly in recent quarters. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents the total income tax effect of the adjustments, which is calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.
6) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.
7) As a result of the U.S. Tax Cuts and Jobs Act (the "Tax Reform Act"), we incurred a net additional tax expense of approximately $1.2 million. We believe the Tax Reform Act related expenses are not indicative of our ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP

24

RECONCILIATION OF ADJUSTED INCOME AND ECONOMIC / ADJUSTED EPS

Reconciliation of Adjusted Income and Economic / Adjusted EPS to GAAP EPS
(Unaudited, In Thousands, except per share amounts), Twelve Months Ended

	December 31, 2018			December 31, 2017		
	$	Per Diluted Share Accounting	Per Diluted Share Economic	$	Per Diluted Share Accounting	Per Diluted Share Economic
GAAP net income from continuing operations attributable to Encore, as reported	$ 115,886	$ 4.06	$ 4.06	$ 83,427	$ 3.16	$ 3.18
Adjustments:						
Convertible and exchangeable notes non-cash interest and issuance cost amortization	13,896	0.50	0.50	12,353	0.47	0.47
Acquisition, integration and restructuring related expenses[1]	11,506	0.40	0.40	16,628	0.63	0.63
Loss on derivatives in connection with the Cabot Transaction[2]	9,315	0.33	0.33	---	---	---
Amortization of certain acquired intangible assets[3]	8,337	0.29	0.29	3,561	0.13	0.14
Expenses related to withdrawn Cabot IPO[4]	2,984	0.10	0.10	15,339	0.58	0.58
Settlement fees and related administrative expenses[5]	---	---	---	---	---	---
Impact from tax reform[6]	---	---	---	1,182	0.05	0.05
Adjustments attributable to noncontrolling interest[7]	(5,022)	(0.18)	(0.18)	(15,720)	(0.60)	(0.60)
Net gain on fair value adjustments to contingent considerations[8]	(5,664)	(0.20)	(0.20)	(2,822)	(0.11)	(0.11)
Income tax effect of the adjustments[9]	(9,079)	(0.32)	(0.32)	(7,936)	(0.30)	(0.30)
Adjusted income from continuing operations attributable to Encore	$ 142,159	$ 4.98	$ 4.98	$ 106,012	$ 4.01	$ 4.04

1) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
2) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore, adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) As acquired debt solution service providers around the world, our acquired intangible assets, such as trade names and customer relationships, increased substantially. These intangible assets are valued at the time of the acquisition and amortized over their estimated lives. We believe that amortization of acquisition-related intangible assets, especially the amortization of an acquired company's trade names and customer relationships, is the result of pre-acquisition activities. In addition, the amortization of these acquired intangibles is a non-cash static expense that is not affected by operations during any reporting period. As a result, the amortization of certain acquired intangible assets is excluded from our adjusted income from continuing operations attributable to Encore and adjusted income from continuing operations per share.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
5) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) As a result of the Tax Reform Act, we incurred a net additional tax expense of approximately $1.2 million during the year ended December 31, 2017. We believe the Tax Reform Act related expenses are not indicative of our ongoing operations, therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Certain of the above pre-tax adjustments include expenses recognized by our partially-owned subsidiaries. This adjustment represents the portion of the non-GAAP adjustments that are attributable to noncontrolling interest.
8) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations.
9) Amount represents the total income tax effect of the adjustments, which is generally calculated based on the applicable marginal tax rate of the jurisdiction in which the portion of the adjustment occurred.

encore CAPITAL GROUP

25

RECONCILIATION OF ADJUSTED EBITDA

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15
GAAP net income (loss), as reported	$ 11,012	$ 21,064	$ 22,216	$ 18,830	$ 21,353	$ 30,138	$ 27,957	$ 29,967
(Income) loss from discontinued operations, net of tax	(323)	(836)	463	(967)	(1,212)	(2,068)	(958)	(1,880)
Interest expense	7,482	29,186	29,747	37,962	43,218	43,498	42,264	42,303
Interest income[1]	-	-	-	(168)	(238)	(258)	(298)	(414)
Provision (Benefit) for income taxes	6,950	9,707	14,805	11,275	13,100	8,636	15,558	14,614
Depreciation and amortization	2,057	4,395	4,873	5,897	6,619	6,725	7,860	8,137
Stock-based compensation expense	2,179	3,983	3,486	4,836	4,715	4,009	3,621	5,905
Acquisition, integration and restructuring related expenses[2]	16,148	7,703	4,003	10,943	4,616	1,000	2,212	2,766
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-	-
Gain on fair value adjustments to contingent considerations[4]	-	-	-	-	-	-	-	-
Expenses related to Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 45,505	$ 75,202	$ 79,593	$ 88,608	$ 92,171	$ 91,680	$ 98,216	$ 101,398
Collections applied to principal balance[7]	131,044	157,262	116,861	159,106	161,048	155,435	139,076	160,961

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

26

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16	12/31/16	03/31/17
GAAP net income (loss), as reported	$ 25,185	$ (9,364)	$ 1,596	$ 26,607	$ 30,833	$ (51,946)	$ 11,323	$ 14,979
(Income) loss from discontinued operations, net of tax	(1,661)	(2,286)	29,214	3,182	-	-	(829)	199
Interest expense	46,250	47,816	50,187	50,691	50,597	48,632	48,447	49,198
Interest income[1]	(370)	(407)	(473)	(499)	(620)	(694)	(725)	(779)
Provision (Benefit) for income taxes	14,921	(6,361)	3,988	10,148	13,451	(13,768)	28,374	12,067
Depreciation and amortization	7,878	8,043	9,102	9,861	8,235	8,032	8,740	8,625
Stock-based compensation expense	6,198	5,156	4,749	3,718	5,151	633	3,125	750
Acquisition, integration and restructuring related expenses[2]	7,892	2,235	2,635	2,141	3,271	3,843	7,457	855
Settlement fees and related administrative expenses[3]	-	63,019	-	2,988	698	2,613	-	-
Gain on fair value adjustments to contingent considerations[4]	-	-	-	-	-	-	(8,111)	-
Expenses related to Cabot IPO[5]	-	-	-	-	-	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	-	-	-	-
Adjusted EBITDA	$ 106,293	$ 107,851	$ 100,998	$ 108,837	$ 111,616	$ (2,655)	$ 97,801	$ 85,894
Collections applied to principal balance[7]	167,024	156,229	144,075	177,711	166,648	247,427	147,203	188,893

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

27

RECONCILIATION OF ADJUSTED EBITDA (continued)

Reconciliation of Adjusted EBITDA to GAAP Net Income (Unaudited, In $ Thousands) Three Months Ended

	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18
GAAP net income (loss), as reported	$ 19,076	$ 42,144	$ 2,779	$ 23,713	$ 26,974	$ 13,016	$ 46,033
(Income) loss from discontinued operations, net of tax	-	-	-	-	-	-	-
Interest expense	50,516	52,755	51,692	57,462	60,536	65,094	56,956
Interest income[1]	(919)	(943)	(994)	(1,017)	(1,082)	(747)	(499)
Provision (Benefit) for income taxes	13,531	17,844	8,607	9,470	11,308	16,879	9,095
Depreciation and amortization	8,672	8,522	14,158	10,436	10,923	9,873	9,996
Stock-based compensation expense	2,760	3,531	3,358	2,276	3,169	5,007	2,528
Acquisition, integration and restructuring related expenses[2]	3,520	342	7,245	572	3,655	8,475	(5,179)
Settlement fees and related administrative expenses[3]	-	-	-	-	-	-	-
Net gain on fair value adjustments to contingent considerations[4]	(2,773)	-	(49)	(2,274)	(2,378)	-	(1,012)
Expenses related to Cabot IPO[5]	-	-	15,339	2,984	-	-	-
Loss on derivatives in connection with Cabot Transaction[6]	-	-	-	-	6,578	2,737	-
Adjusted EBITDA	$ 94,383	$ 124,195	$ 102,135	$ 103,622	$ 119,683	$ 120,334	$ 117,918
Collections applied to principal balance[7]	173,946	159,408	150,788	198,282	185,799	199,457	175,476

1) In the fourth quarter of 2016, we made a change to our presentation of adjusted EBITDA to adjust for interest income. In previous years we did not include interest income as an adjustment because it was immaterial. We have updated prior periods for comparability.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents litigation and government settlement fees and related administrative expenses for certain TCPA settlements. We believe these fees and expenses are not indicative of ongoing operations, therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
4) Amounts represent the gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for these amounts because we do not believe these are indicative of ongoing operations. Refer to Note 3 "Fair Value Measurement - Contingent Consideration" in the notes to our condensed consolidated financial statements for further details.
5) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
6) Amount represents the loss recognized on the forward contract we entered into in anticipation of the completion of the Cabot Transaction. We adjust for this amount because we believe the loss is not indicative of ongoing operations; therefore adjusting for this loss enhances comparability to prior periods, anticipated future periods, and our competitors' results.
7) Collections applied to principal balance represents (a) gross collections from receivable portfolios less (b) revenue from receivable portfolios and (c) allowance charges or allowance reversals on receivable portfolios.

encore CAPITAL GROUP

28

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS

Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Three Months Ended

	3/31/17	6/30/17	9/30/17	12/31/17	3/31/18	6/30/18	9/30/18	12/31/18
GAAP total operating expenses, as reported	$ 196,100	$ 210,323	$ 202,829	$ 253,246	$ 238,336	$ 246,314	$ 239,246	$ 232,834
Adjustments:								
Operating expenses related to non-portfolio purchasing and recovery business[1]	(27,946)	(26,984)	(28,934)	(41,164)	(46,614)	(56,052)	(45,980)	(45,069)
Acquisition, integration and restructuring related expenses[2]	(855)	(3,520)	(342)	(11,911)	(572)	(3,655)	(8,475)	5,179
Stock-based compensation expense	(750)	(2,760)	(3,531)	(3,358)	(2,276)	(3,169)	(5,007)	(2,528)
Net gain on fair value adjustments to contingent considerations[3]	---	2,773	---	49	2,274	2,378	---	1,012
Expenses related to Cabot IPO[4]	---	---	---	(15,339)	(2,984)	---	---	---
Adjusted operating expenses related to portfolio purchasing and recovery business	$ 166,549	$ 179,832	$ 170,022	$ 181,523	$ 188,164	$ 185,816	$ 179,784	$ 191,428

1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business.
2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.
3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to the Contingent Consideration section of Note 3 "Fair Value Measurements" in the notes to our consolidated financial statements for further details.
4) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors' results.

encore CAPITAL GROUP
29

RECONCILIATION OF ADJUSTED OPERATING EXPENSES RELATED TO PORTFOLIO PURCHASING AND RECOVERY BUSINESS Reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses (Unaudited, In $ Thousands) Twelve Months Ended 12/31/17 12/31/18 GAAP total operating expenses, as reported $ 862,498 $ 956,730 Adjustments: Operating expenses related to non-portfolio purchasing and recovery business1 (125,028) (193,715) Acquisition, integration and restructuring related expenses2 (16,628) (7,523) Stock-based compensation expense (10,399) (12,980) Net gain on fair value adjustments to contingent considerations3 2,822 5,664 Expenses related to Cabot IPO4 (15,339) (2,984) Adjusted operating expenses related to portfolio purchasing and recovery business $ 697,926 $ 745,192 1) Operating expenses related to non-portfolio purchasing and recovery business include operating expenses from other operating segments that primarily engage in fee-based business, as well as corporate overhead not related to our portfolio purchasing and recovery business. 2) Amount represents acquisition, integration and restructuring related expenses. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 3) Amount represents the net gain recognized as a result of fair value adjustments to contingent considerations that were established for our acquisitions of debt solution service providers in Europe. We have adjusted for this amount because we do not believe this is indicative of ongoing operations. Refer to the Contingent Consideration section of Note 3 “Fair Value Measurements” in the notes to our consolidated financial statements for further details. 4) Amount represents expenses related to the proposed and later withdrawn initial public offering by Cabot in 2017. We adjust for this amount because we believe these expenses are not indicative of ongoing operations; therefore, adjusting for these expenses enhances comparability to prior periods, anticipated future periods, and our competitors’ results. 30

IMPACT OF FLUCTUATIONS IN FOREIGN CURRENCY EXCHANGE RATES (Unaudited, In Millions, except per share amounts) Three Months Ended Constant Year Ended Constant As Reported As Reported 12/31/18 Currency 12/31/18 Currency Revenue $349 $355 Revenue $1,362 $1,345 Operating expenses $233 $237 Operating expenses $957 $947 Net income* $47 $48 Net income* $116 $115 Adjusted income* $45 $47 Adjusted income* $142 $141 GAAP EPS* $1.50 $1.55 GAAP EPS* $4.06 $4.03 Economic EPS* $1.45 $1.49 Economic EPS* $4.98 $4.94 Collections $484 $491 Collections $1,968 $1,948 ERC $7,164 $7,408 ERC $7,164 $7,408 * from continuing operations attributable to Encore. Note: Constant Currency figures are calculated by employing Q4 2017 foreign currency exchange rates to recalculate Q4 2018 results and FY2017 foreign currency exchange rates to recalculate FY2018 results. All constant currency values are calculated based on the average exchange rates during the respective periods, except for ERC, which is calculated using the changes in the period-ending exchange rates. Management refers to operating results on a constant currency basis so that the operating results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of the company's operating performance. Constant currency financial results are calculated by translating current period financial results in local currency using the prior period’s respective currency conversion rate. Certain foreign subsidiaries’ local currency financial results in our calculation include the translation effect from their foreign operating results. 31

2018 IMPROVEMENT IN COST-TO-COLLECT PRIMARILY REFLECTS A HIGHER PROPORTION OF CALL CENTER AND DIGITAL COLLECTIONS Overall Cost-to-Collect1 Q4 2018 Q4 2017 Location CTC CTC 45% United States 44.4% 49.5% 41.5% 40.3% 39.6% 40% 37.8% 38.5% 37.5% 38.4% 36.0% Europe 29.6% 26.3% 35% Other 46.8% 49.6% 30% Encore total 39.6% 41.5% 25% 20% FY 2018 FY 2017 15% Location CTC CTC 10% 5% United States 42.4% 44.2% 0% 2018 2017 2018 2017 2018 2017 2018 2017 Europe 27.7% 28.2% Other 47.0% 48.6% Q1 Q2 Q3 Q4 Encore total 37.9% 39.5% 1. Cost-to-Collect = Adjusted operating expenses / collections. See appendix for reconciliation of Adjusted operating expenses to GAAP. 32

ENCORE’S LEVERAGE RATIOS Leverage Ratios Encore Cabot Consolidated at 12/31/18 at 12/31/18 Total Debt $3.49 B $1.83 B Total Debt / (Adjusted EBITDA + Collections applied to principal balance)1 2.86x 4.05x 1) Ratio calculation method is materially consistent with covenants in Encore’s restated credit agreement and senior secured notes, as well as in Cabot’s senior secured notes. See appendix for reconciliation of Adjusted EBITDA to GAAP net income. 33

ENCORE’S SHARE COUNT Encore Shares Weighted Average Period Shares Outstanding (Diluted – in 000’s) Period ending March 31, 2017 (3 months) 26,087 Period ending June 30, 2017 (3 months) 26,391 Period ending September 30, 2017 (3 months) 26,736 Period ending December 31, 2017 (3 months) 26,405 Period ending December 31, 2017 (12 months) 26,405 Period ending March 31, 2018 (3 months) 26,416 Period ending June 30, 2018 (3 months) 26,409 Period ending September 30, 2018 (3 months) 30,121 Period ending December 31, 2018 (3 months) 31,270 Period ending December 31, 2018 (12 months) 28,572 34